                                                                    EXHIBIT 99.1


                                 PRESS RELEASE

For Release February 17, 2004
Contact: Investor Relations
         (800) 200-7032
Website: www.northcountrybank.com


                  NORTH COUNTRY FINANCIAL CORPORATION ANNOUNCES
                             ANNUAL RESULTS FOR 2003

(Manistique, Michigan) - North Country Financial Corporation (Nasdaq: NCFC), the holding company for North Country Bank and Trust, has reported a net loss of $9.6 million, or $1.37 per share, for the year ended December 31, 2003, compared to a net loss of $26.7 million, or $3.81 per share, for 2002.

For the fourth quarter of 2003, the net loss was $2.5 million, or $.36 per share, and for the quarter ended December 31, 2002 the net loss was $18.1 million or $2.59 per share.

The 2003 operational results, although disappointing, represent a loss reduction of $17.1 million from that reported in 2002. "The challenges and difficulties encountered by the Corporation in 2002 and 2003 have also spurred implementation of essential cultural and business practice changes that will serve as a foundation in moving the Corporation toward recovery in future periods," commented C. James Bess, President and C.E.O. "We have made adjustments that we believe will have a positive impact on the Company's overall condition and operating performance in 2004."

Total assets of the Corporation declined from $565.3 million at the end of 2002 to $422.5 million at 2003 year-end. The decrease in assets is largely due to a combination of deposit runoff, as deposits decreased by $132 million, and loan reductions of $137 million. The Corporation's shareholders' equity showed a $9.8 million decline, primarily as a result of the operating loss.

Bess stated "Management and the Board of Directors continue to work diligently to address areas to improve the Corporation's financial condition and future viability. During the year key management staff was added to implement improved processes and provide leadership. We know that the right people providing good leadership are key to a successful future."

Headquartered in Manistique, Michigan, North Country Financial Corporation is a financial services company providing a full range of commercial, consumer, and mortgage banking services to a client base throughout northern Michigan. North Country Bank and Trust, its primary subsidiary, currently has 22 branch locations conveniently located throughout Michigan's Upper Peninsula and northern Lower Michigan.



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                       NORTH COUNTRY FINANCIAL CORPORATION
                           Consolidated Balance Sheets
                                   (UNAUDITED)




                                                                 December 31,      December 31,
(In thousands)                                                       2003               2002
------------------------------------------------------------------------------------------------

ASSETS
 Cash and due from banks                                       $       7,433   $      17,542
 Federal funds sold                                                   15,600          26,250
                                                               -------------   -------------
   Total cash and cash equivalents                                    23,033          43,792

 Interest-bearing deposits in other financial institutions             6,048           2,010
 Securities available for sale                                        84,774          67,955
 Federal Home Loan Bank stock                                          4,544           4,375

 Total Loans                                                         297,846         435,043
 Allowance for loan losses                                           (22,005)        (24,908)
                                                               --------------  --------------
   Net loans                                                         275,841         410,135

 Premises and equipment                                               13,747          15,592
 Other real estate held for sale                                       4,356           5,409
 Other assets                                                         10,196          16,038
                                                               --------------  -------------

TOTAL ASSETS                                                   $     422,539   $     565,306
                                                               =============   =============

LIABILITIES AND SHAREHOLDERS' EQUITY
 Deposits
   Noninterest-bearing deposits                                $      26,179   $      40,797
   Interest-bearing deposits                                         279,615         396,697
                                                               -------------   -------------
   Total deposits                                                    305,794         437,494

 Borrowings                                                           87,026          87,815
 Guaranteed preferred beneficial interests in the Corporation's
   Subordinated debentures                                            12,450          12,450
 Other liabilities                                                     6,569           7,044
                                                               -------------   -------------
   Total Liabilities                                                 411,839         544,803

SHAREHOLDERS' EQUITY
  Preferred stock -- No par value:
     Authorized 500,000 shares, no shares outstanding                    -0-             -0-
  Common stock -- No par value:
    Authorized -- 18,000,000 shares
    Issued and outstanding -- 7,019,152                               16,175          16,175
  Retained earnings                                                   (6,502)          3,086
  Accumulated other comprehensive income                               1,027           1,242
                                                               -------------   -------------

  TOTAL SHAREHOLDERS' EQUITY                                          10,700          20,503
                                                               -------------   -------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                     $     422,539   $     565,306
                                                               =============   =============

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                      NORTH COUNTRY FINANCIAL CORPORATION
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (UNAUDITED)




                                                      Quarter Ended                     Year to Date
                                                      December 31,                      December 31,
(In thousands, except per share information)     2003             2002             2003             2002
--------------------------------------------------------------------------------------------------------------
INTEREST INCOME:
   Interest and fees on loans:
     Taxable                              $       3,900     $       6,416    $      18,999     $      29,615
     Tax-exempt                                     355               521            1,534             2,256
   Interest on securities:
     Taxable                                        678               579            2,277             3,360
     Tax-exempt                                      43                66              230               266
   Other interest income                            128               328              601               472
                                          -------------     -------------    -------------     -------------
Total interest income                             5,104             7,910           23,641            35,969
                                          -------------     -------------    -------------     -------------

INTEREST EXPENSE:
   Deposits                                       1,916             2,918            8,695            12,444
   Borrowings                                     1,221             1,269            4,832             5,100
   Subordinated debentures                          121               131              488               545
                                          -------------     -------------    -------------     -------------
Total interest expense                            3,258             4,318           14,015            18,089
                                          -------------     -------------    -------------     -------------

NET INTEREST INCOME                               1,846             3,592            9,626            17,880
Provision for loan losses                           -0-             9,607              -0-            26,658
                                          -------------     -------------    -------------     --------------
NET INTEREST INCOME (LOSS) AFTER
  PROVISION FOR LOAN LOSSES                       1,846            (6,015)           9,626            (8,778)
                                          -------------     --------------   -------------     --------------

OTHER INCOME:
   Service fees                                     324               504            1,529             1,899
   Net securities gains                             192                77               58               746
   Net gains on sale of loans                        10                59              427               506
   Gain on sale of branches                         -0-               464              136               464
   Other loan and lease income                        3               217              -0-             1,095
   Other                                            203                31            1,081               548
                                          -------------     -------------    -------------         ----------
Total other income                                  732             1,352            3,231             5,258
                                          -------------     -------------    -------------         ----------

OTHER EXPENSES:
   Salaries, commissions, and related
     benefits                                     1,498             1,911            5,973             7,589
   Occupancy and equipment expense                  621               755            2,754             3,066
   Impairment loss on intangible
     and other real estate assets                   259             6,065              822             6,065
   Other                                          2,664             2,955           10,567            10,343
                                          -------------     -------------    -------------     --------------
Total other expense                               5,042            11,686           20,116            27,063
                                          -------------     -------------    -------------     --------------

INCOME (LOSS) BEFORE INCOME TAX                  (2,464)          (16,349)          (7,259)          (30,583)
Provision (credit) for income tax                   -0-             1,778            2,329            (3,870)
                                          --------------    -------------    -------------     --------------
NET INCOME (LOSS)                         $      (2,464)    $     (18,127)   $      (9,588)    $     (26,713)
                                          ==============    ==============   ==============    ==============

EARNINGS (LOSS) PER SHARE:
   BASIC                                  $       (0.36)    $       (2.59)   $       (1.37)    $       (3.81)
                                          ==============    ==============   ==============    ==============
   DILUTED                                $       (0.36)    $       (2.59)   $       (1.37)    $       (3.81)
                                          ==============    ==============   ==============    ==============

DIVIDENDS DECLARED PER COMMON SHARE       $        0.00     $        0.00    $        0.00     $        0.30
                                          =============     ==============   ==============    ==============


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